UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2020

CONVERSION LABS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55857	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, Suite 2800

New York, NY 10022

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Alpha 2019 Note Repayment and Warrant Amendment

On February 25, 2020, Conversion Labs Inc., a Delaware corporation (the “Company”), and Alpha Capital Anstalt (“Alpha”) entered into a Note Repayment and Warrant Amendment Agreement (the “2019 Alpha Amendment”) whereby the Company agreed to (i) repay the outstanding balance of the Convertible Promissory Note issued in favor of Alpha on August 15, 2019 (the “2019 Alpha Note”) in the amount of $520,000, including principal and interest and (ii) amend the exercise price of the warrant (the “Alpha 2019 Warrant”) issued to Alpha in connection with the 2019 Alpha Note on August 15, 2019. The Alpha 2019 Warrant originally provided for the purchase of up to 1,826,087 shares of the Company’s common stock at an exercise price of $0.28 per share, none of which have been issued as of the date of the 2019 Alpha Amendment. Pursuant to the terms of the 2019 Alpha Warrant and in connection with the 2019 Alpha Amendment, the Company revised the exercise price of the Alpha 2019 Warrant from $0.28 per share to $0.135 per share and increased the number of shares issuable under the Alpha 2019 Warrant from 1,826,087 to 3,787,439 shares.

The foregoing description of the 2019 Alpha Amendment is qualified in its entirety by reference to the 2019 Alpha Amendment, which will be filed as an exhibit to the Company’s next quarterly report on Form 10-Q.

Alpha 2018 Note Repayment and Warrant Amendment

On February 25, 2020, the Company and Alpha entered into a Note Repayment and Warrant Amendment Agreement (the “2018 Alpha Amendment ”) whereby the Company agreed to (i) repay the outstanding balance of the Convertible Promissory Note issued in favor of Alpha on May 29, 2018 (the “2018 Alpha Note”) in the amount of $224,145.23, including principal and interest and (ii) amend the exercise price of the warrant (the “2018 Alpha Warrant”) issued to Alpha in connection with the 2018 Alpha Note on May 29, 2018. The 2018 Alpha Warrant originally provide for the purchase of up to 1,956,522 shares of the Company’s common stock at an exercise price of $0.28 per share, none of which have been issued as of the date of the 2018 Alpha Amendment. Pursuant to the terms of the 2018 Alpha Warrant and in connection with the 2018 Alpha Amendment, the Company revised the exercise price of the Alpha 2018 Warrant from $0.28 per share to $0.135 per share and increased the number of shares issuable under the Alpha 2018 Warrant from 1,956,522 to 4,057,972 shares.

The foregoing description of the 2018 Alpha Amendment is qualified in its entirety by reference to the 2018 Alpha Amendment, which will be filed as an exhibit to the Company’s next quarterly report on Form 10-Q.

Brio 2019 Note Repayment and Warrant Amendment

On February 25, 2020, the Company, and Brio Capital Master Fund, Ltd. (“Brio”) entered into a Note Repayment and Warrant Amendment Agreement (the “2019 Brio Amendment ”) whereby the Company agreed to (i) repay the outstanding balance of the Convertible Promissory Note issued in favor of Brio on August 15 , 2019 (the “2019 Brio Note”) in the amount of $162,500, including principal and interest and (ii) amend the exercise price of the warrant (the “2019 Brio Warrant”) issued to Brio in connection with the 2019 Brio Note on August 15, 2019. The Brio 2019 Warrant originally provide for the purchase of up to 570,652 shares of the Company’s common stock at an exercise price of $0.28 per share, none of which have been issued as of the date of the 2019 Brio Amendment. Pursuant to the terms of the 2019 Brio Warrant and in connection with the 2019 Brio Amendment, the Company revised the exercise price of the 2019 Brio Warrant from $0.28 per share to $0.135 per share and increased the number of shares issuable under the 2019 Brio Warrant from 570,652 to 1,183,575 shares.

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The foregoing description of the 2019 Brio Amendment is qualified in its entirety by reference to the 2019 Brio Amendment, which will be filed as an exhibit to the Company’s next quarterly report on Form 10-Q.

Brio 2018 Warrant Amendment

On February 25, 2020, the Company, and Brio entered into a Warrant Amendment Agreement (the “2018 Brio Warrant Amendment”) to amend the exercise price of the warrant issued to Brio on May 29, 2018 (the “Brio 2018 Warrant”). The Brio 2018 Warrant originally provided for the purchase of up to 434,783 shares of the Company’s common stock at an exercise price of $0.28 per share, none of which have been issued as of the date of the 2018 Brio Warrant Amendment. Pursuant to the 2018 Brio Warrant Amendment, the Company agreed to revise the exercise price of the 2018 Brio Warrant from $0.28 per share to $0.135 per share and increased the number of shares issuable under the 2018 Brio Warrant from 434,783 to 466,989 shares.

The foregoing description of the 2018 Brio Amendment is qualified in its entirety by reference to the 2018 Brio Amendment, which will be filed as an exhibit to the Company’s next quarterly report on Form 10-Q.

Item 3.03 Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this item 3.03.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERSION LABS INC..

Date: February 28, 2020	By:	/s/ Justin Schreiber
	Name:	Justin Schreiber
	Title:	Chief Executive Officer

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